                                                                    EXHIBIT 4.1

                  COMMON STOCK                                     COMMON STOCK

                            [PICTURE OF SPHERION CORPORATION STAFF]

   NUMBER                                                              SHARES

S

                  INCORPORATED UNDER THE LAWS
                   OF THE STATE OF DELAWARE

                                           SEE REVERSE FOR CERTAIN DEFINITIONS

                                                    CUSIP 848420 10 5

                                  SPHERION CORPORATION

                 THIS CERTIFIES THAT





                 is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH, OF THE COMMON STOCK OF

SPHERION CORPORATION TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY, ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE CORPORATION, AND ALL AMENDMENTS THERETO, TO ALL OF WHICH THE HOLDER BY ACCEPTING THIS CERTIFICATE ASSENTS. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

     WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

[SEAL OF SPHERION CORPORATION]


American Bank Note Company

DATED:


COUNTERSIGNED AND REGISTERED:
       THE BANK OF NEW YORK
                    TRANSFER AGENT
                    AND REGISTRAR,

BY                  /s/ Lisa G. Iglesias


                      GENERAL COUNSEL, VICE PRESIDENT  /s/ Raymond Marcy
AUTHORIZED SIGNATURE           AND SECRETARY           PRESIDENT AND CHIEF
                                                       EXECUTIVE OFFICER


                                                           [SPHERION LOGO]

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     THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF
THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM  -AS TENANTS IN COMMON       UNIF GIFT MIN ACT-_______CUSTODIAN_______
TEN ENT  -AS TENANTS BY THE ENTIRETIES                 (CUST)          (MINOR)
JT TEN   -AS JOINT TENANTS WITH RIGHT OF         UNDER UNIFORM GIFTS TO MINORS
          SURVIVORSHIP AND NOT AS TENANTS        ACT__________________________
          IN COMMON                                            (STATE)

TOD      -TRANSFER ON DEATH DIRECTION IN EVENT OF OWNER'S DEATH, TO
          PERSON NAMED ON FACE AND SUBJECT TO TOD RULES REFERENCED

     ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.


FOR VALUE RECEIVED______________________HEREBY SELL, ASSIGN AND TRANSFER UNTO

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________________


_______________________________________________



_______________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE


_______________________________________________________________________________


_______________________________________________________________________________


_________________________________________________________________________SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

________________________________________________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED


                                   X___________________________________________

NOTICE: THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND WITH
THE NAME(S) AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.

                                   X___________________________________________






                                   ___________________________________________
                                   THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                   ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                   AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                   APPROVED SIGNATURE GUARANTEE MEDALLION
                                   PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.



THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN SPHERION CORPORATION
(THE "COMPANY") AND THE BANK OF NEW YORK (THE "RIGHTS AGENT"), DATED AS OF MARCH 17, 1994, AS AMENDED (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE REDEEMED, MAY EXPIRE, OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY
OF THE RIGHTS AGREEMENT WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, RIGHTS ISSUED TO OR HELD BY ACQUIRING PERSONS OR THEIR AFFILIATES OR ASSOCIATES (AS DEFINED IN
THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME
NULL AND VOID.